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                                PROMISORY NOTE

                                                                 July 25, 1996

     FOR VALUE RECEIVED, NAVIDEC, Inc., a Colorado corporation (the "Payor"), having its executive office and principal place of business at 14 Inverness Drive, Building F, Suite 116, Englewood, CO 80112, hereby promises to pay to Littleton Land Company (the "Payee"), having an address at 2511 Mt. Royal Drive, Castle Rock, CO 80104 on August 31, 1996 (the "Maturity Date") (unless sooner as provided herein), at the Payee's address set forth above or at such other place as the Payee shall hereafter specify in writing, the principal sum of one hundred and Eighty Two Thousand Five hundred and no 100's Dollars ($182,500.00), in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts. This Note may be prepaid, in whole or in part, at any time prior to the Maturity Date without penalty.

     1. Events of Default. If any of the following conditions, events or acts shall occur, this Note shall become immediately due and payable:

          1.1. The dissolution of the Payor or any vote in favor thereof by the Board of Directors and stockholders of the Company; or

          1.2. The Payor's insolvency, assignment for the benefit of creditors, application for or appointment of a receiver, filing of a voluntary or involuntary petition under any provision of the Federal Bankruptcy Code or amendments thereto or any other federal or state statute affording relief to debtors; or the commencement against the Payor of any such proceeding or filing against the Payor of any such application or petition, which proceeding, application or petition is not dismissed or withdrawn within thirty (30) days of commencement or filing as the case may be; or

          1.3. The failure by the Payor to make any payment of any amount of principal on, or accrued interest under, this Note; or

          1.4. The sale by the Payor of all or substantially all of its assets (other than the sale of inventory in the ordinary course of business), or the merger or consolidation by the Payor with or into another corporation, except for mergers or consolidations where the Payor is the surviving entity or where the surviving entity expressly accepts and assumes all of the obligations of the Payor under all of the Offering Notes; or

          1.5. The commencement of a proceeding to foreclose the security interest or lien in any property or assets to satisfy the security interest or lien therein of any secured creditor of the Payor whose debt is in excess of $100,000; or

          1.6. The entry of a final judgment for the payment of money in excess of $100,000 by a court of competent jurisdiction against the Payor, which judgment the

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Payor shall not discharge (or provide for such discharge) in accordance with its terms within thirty (30) days of the date of entry thereof, or procure a stay of execution thereof within thirty (30) days from the date of entry thereof and, within such thirty (30) day period, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          1.7. Any attachment or levy, or the issuance of any note of eviction against the assets or properties of the Payor involving an amount in excess of $100,000, which attachment, levy or issuance is not dismissed, bonded, or otherwise terminated within thirty (30) days of the effectiveness of such attachment, levy or issuance; or

     2. SUITS FOR ENFORCEMENT AND REMEDIES. If any one or more defaults shall occur and be continuing, the Payee may proceed to protect and enforce such Payee's rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Note or in any agreement or document referred to herein or in aid of the exercise of any power granted in this Note or in any agreement or document referred to herein, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the Payee of this Note. No right or remedy herein or in any other agreement or instrument conferred upon the holder of this Note is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     3.   UNCONDITIONAL OBLIGATION; FEES; WAIVERS; OTHER.

          3.1. The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever.

          3.2. No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

          3.3. This Note may not be modified except by a writing duly executed by the Payor and the Payee.

          3.4. The Payor hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect amounts called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder or in connection with any right, lien,

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interest or property at any and all times which the Payee had or is existing as security for any amount called for hereunder.

          3.5. The Payor shall bear all of its expenses, including attorneys' fees incurred in connection with the preparation of this Note.

     4.   PAVMENT TERMS:

          This note is due and payable upon the occurrence of the earlier of five business days after the breaking of escrow of the Payor's Private
Placement (as described in its Private Placement Memorandum dated July 18, 1996) or August 31, 1996.

     5.   MISCELLANEOUS.

          5.1 The headings of the various paragraphs of this Note are for convenience of reference only and shall in no way modify any of the terms or provisions of this Note.

          5.2 All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when personally delivered, delivered by Federal Express or other national overnight courier, or sent by registered or certified mail, return receipt requested, postage prepaid, to the address of the intended recipient set forth in the preamble to this Note or at such other address as the intended recipient shall have hereafter given to the other party hereto pursuant to the provisions hereof.

          5.3. This Note and the obligations of the Payor and the rights of the Payee shall be governed by and construed in accordance with the laws of the State of Colorado, including conflicts of laws, with respect to contracts made and to be fully performed therein.

          5.4. The Payor (a) agrees that any legal suit, action or proceeding arising out of or relating to this Note will be instituted exclusively in District Court, County of Arapahoe, State of Colorado, and the United States District Court for the District of Colorado, each and any of which shall apply Colorado law, (b) waives any objection which the Payor may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the Colorado District Court, County of Arapahoe and the United States District Court for the District of Colorado in any such suit, action or proceeding. The Payor further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Colorado District Court, County of Arapahoe and the United States District Court for the District of Colorado, and agrees that service of process upon the Payor mailed by certified mail to the Payor's address will be deemed in every respect effective service of process upon the Payor, in any suit, action or proceeding.

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          5.5   This Note shall bind the Payor and its successors and assigns.


                                       NAVIDEC, INC.

                                       By:  /s/ Ralph Armijo
                                            --------------------------
                                            Ralph Armijo, President


ATTEST:


/s/ Pat Mawhinney
--------------------------
Pat Mawhinney
Chief Financial Officer